UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2008

Date of Report (Date of earliest event reported)

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18200 Van Karman Avenue Suite 1000 Irvine, California	92612-1023
(Address of principal executive offices)	(Zip Code)

(949) 585-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Epicor Software Corporation on February 13, 2008, to provide the financial statements required pursuant to Item 9.01(a) and (b) of Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported in a Current Report on Form 8-K filed with the SEC on February 13, 2008, on February 7, 2008, Epicor Software Corporation, a Delaware corporation (Epicor), through its wholly owned subsidiary, Epicor Retail Solutions, Inc., a corporation incorporated under the laws of the Province of New Brunswick, completed its acquisition of NSB Retail Systems PLC (NSB), a company listed on the Main Market of the London Stock Exchange. On December 17, 2007, Epicor announced that it reached an agreement with NSB on the terms of the recommended acquisition of NSB by Epicor pursuant to a scheme of arrangement under section 425 of the United Kingdom Companies Act 1985 whereby shareholders of NSB will receive 38 pence in cash per NSB ordinary share (the “Scheme”). In connection with the Scheme, Epicor and NSB entered into an Implementation Agreement on December 17, 2007, which governed their relationship until February 7, 2008, when the Scheme became effective.

The consideration payable under the Scheme is being funded by Epicor with approximately $161,000,000 in existing cash balances, with the balance of the consideration being funded by drawing from Epicor’s credit facility. The terms of the transaction value the fully diluted share capital of NSB at approximately £160 million (approximately $312 million USD, based on the US$:£ exchange rate on February 7, 2008).

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Audited Consolidated Financial Statements of NSB, including NSB’s Consolidated Balance Sheet as of December 31, 2007 and 2006, the Consolidated Income Statement, the Consolidated Statement of Recognised Income and Expense and the Consolidated Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005, are set forth in Exhibit 99.1 and incorporated by reference herein.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2007, are set forth in Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG Audit Plc with respect to NSB

99.1	NSB Audited Consolidated Financial Statements

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION

Date: April 22, 2008	By:	/s/ John D. Ireland
	Name:	John D. Ireland
	Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

23.1	Consent of KPMG Audit Plc with respect to NSB

99.1	NSB Audited Consolidated Financial Statements

99.2	Unaudited Pro Forma Condensed Combined Financial Statements